SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and ExchangeAct of 1934.

August 30, 2016

Date of Report

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700, Denver, Colorado	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.05	AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

On August 30, 2016, Cimarex Energy Co. (“Cimarex”) combined its code of business conduct and ethics for senior financial officers, including its principal executive officer, principal financial officer, principal financial officer and controller, with its code of business conduct and ethics for all employees and directors. A copy of the revised Code of Business Conduct and Ethics is filed as Exhibit 14.1 to this Form 8-K, which is incorporated by reference herein. The Code of Business Conduct and Ethics is available on the Cimarex Energy Co. website at www.cimarex.com.

A copy of the Code of Business Conduct and Ethics marked to show changes is attached hereto as Exhibit 14.2 and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

D.	Exhibits

Exhibit No.	Description

14.1	Revised Code of Conduct of Cimarex Energy Co.

14.2	Revised Code of Conduct of Cimarex Energy Co. marked to show amendments effective as of August 30, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cimarex has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: September 1, 2016	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President—General Counsel,
Corporate Secretary
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EXHIBIT INDEX

Exhibit No.	Description

14.1	Revised Code of Conduct of Cimarex Energy Co.

14.2	Revised Code of Conduct of Cimarex Energy Co. marked to show amendments effective as of August 30, 2016.

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